UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2007

Mobile Services Group, Inc.	Delaware	7359	04-3648175
Mobile Storage Group, Inc.	Delaware	7359	20-0751031
(Exact name of registrant as	(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
specified in its charter)	incorporation or organization)	Classification Code Number)	Identification No.)

700 North Brand Boulevard, Suite 1000
Glendale, California 91203
(Address of Principal Executive Offices, including Zip Code)

Registrant’ telephone number, including area code:(818) 253-3200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On December 14, 2007, Mobile Services Group, Inc. and Mobile Storage Group, Inc. (the “Issuers”) announced the expiration and final results of their offer to exchange an aggregate principal amount of up to $200 million of their 9 3/4% Senior Notes due 2014 (“New Notes”) for an equal aggregate principal amount of their outstanding 9 3/4% Senior Notes due 2014 (the “Old Notes”). The exchange offer expired at 5:00 p.m., New York City time, on December 14, 2007. A copy of the press release relating to the announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

   (d)           Exhibit

Exhibit No.	Description
99.1	Press release dated December 14, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE SERVICES GROUP, INC
MOBILE STORAGE GROUP, INC

Date: December 17, 2007	By:	/s/ Allan Villegas
Name: Allan Villegas
Title: Chief Financial Officer

EXHIBIT INDEX

Exihibit No.	Description

99.1	Press release dated December 14, 2007